                                                                      EXHIBIT 24



                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, John W. Bachman, a Director of TRANS WORD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of participation interests issuable pursuant to the Company's Retirement Savings Plan for Flight Attendants of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of July, 1997.

                                            /s/ John W. Bachman
                                            -----------------------------
                                            John W. Bachman

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, William F. Compton, a Director of TRANS WORD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of participation interests issuable pursuant to the Company's Retirement Savings Plan for Flight Attendants of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 30th day of June, 1997.

                                              /s/ William F. Compton
                                              --------------------------------
                                              William F. Compton

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, Eugene P. Conese, a Director of TRANS WORD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of participation interests issuable pursuant to the Company's Retirement Savings Plan for Flight Attendants of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 30th day of June, 1997.

                                               /s/ Eugene P. Conese
                                               --------------------------------
                                               Eugene P. Conese

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, William M. Hoffman, a Director of TRANS WORD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of participation interests issuable pursuant to the Company's Retirement Savings Plan for Flight Attendants of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of July, 1997.

                                           /s/ William M. Hoffman
                                           -------------------------------
                                           William M. Hoffman

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, Thomas H. Jacobsen, a Director of TRANS WORD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of participation interests issuable pursuant to the Company's Retirement Savings Plan for Flight Attendants of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 30th day of June, 1997.

                                                  /s/ Thomas H. Jacobsen
                                                  ----------------------
                                                  Thomas H. Jacobsen

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, Myron Kaplan, a Director of TRANS WORD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of participation interests issuable pursuant to the Company's Retirement Savings Plan for Flight Attendants of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of July, 1997.

                                                     /s/ Myron Kaplan
                                                     -----------------------
                                                     Myron Kaplan

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, David M. Kennedy, a Director of TRANS WORD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of participation interests issuable pursuant to the Company's Retirement Savings Plan for Flight Attendants of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 9th day of July, 1997.

                                                 /s/ David M. Kennedy
                                                 ---------------------------
                                                 David M. Kennedy

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, Merrill A. McPeak, a Director of TRANS WORD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of participation interests issuable pursuant to the Company's Retirement Savings Plan for Flight Attendants of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of June, 1997.

                                          /s/ Merrill A. McPeak
                                          ------------------------------
                                          Merrill A. McPeak

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, Thomas F. Meagher, a Director of TRANS WORD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of participation interests issuable pursuant to the Company's Retirement Savings Plan for Flight Attendants of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 30th day of June, 1997.

                                                   /s/ Thomas F. Meagher
                                                   ---------------------------
                                                   Thomas F. Meagher

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, William O'Driscoll, a Director of TRANS WORD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of participation interests issuable pursuant to the Company's Retirement Savings Plan for Flight Attendants of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 30th day of June, 1997.

                                                   /s/ William O'Driscoll
                                                   ----------------------------
                                                   William O'Driscoll

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, G. Joseph Reddington, a Director of TRANS WORD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of participation interests issuable pursuant to the Company's Retirement Savings Plan for Flight Attendants of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 30th day of June, 1997.

                                                  /s/ G. Joseph Reddington
                                                  ----------------------------
                                                  G. Joseph Reddington

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, Blanche M. Touhill, a Director of TRANS WORD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of participation interests issuable pursuant to the Company's Retirement Savings Plan for Flight Attendants of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of June, 1997.

                                                     /s/ Blanche M. Touhill
                                                     --------------------------
                                                     Blanche M. Touhill

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, Stephen M. Tumblin, a Director of TRANS WORD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of participation interests issuable pursuant to the Company's Retirement Savings Plan for Flight Attendants of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 30th day of June, 1997.

                                             /s/ Stephen M. Tumblin
                                             ------------------------------
                                             Stephen M. Tumblin

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, William W. Winpisinger, a Director of TRANS WORD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of participation interests issuable pursuant to the Company's Retirement Savings Plan for Flight Attendants of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 30th day of June, 1997.

                                                /s/ William W. Winpisinger
                                                -------------------------------
                                                William W. Winpisinger